                                                                Exhibit 10.30

                          LIEN SUBORDINATION AGREEMENT

     THIS LIEN  SUBORDINATION  AGREEMENT (this "Agreement") is made this ___ day of ______,  2007 by and among  SOUTHWEST  IOWA  RENEWABLE  ENERGY,  LLC, an Iowa limited liability company (the "Borrower"),  AGSTAR FINANCIAL SERVICES, PCA, and
its  successors  and  assigns,  as Agent for the  benefit  of the Banks (in such capacity,  the "Agent") in connection  with that certain Credit  Agreement dated
May 2,  2007,  between  the  Borrower  and  the  Banks  (as  amended,  restated, supplemented or otherwise  modified from time to time, the "Credit  Agreement"), and the IOWA  DEPARTMENT OF ECONOMIC  DEVELOPMENT,  200 East Grand  Avenue,  Des
Moines, Iowa 50309 (hereafter referred to as "IDED").

                                    RECITALS

     A. As of the date of this  Agreement,  the Borrower and the Banks will have entered  into the  Credit  Agreement,  pursuant  to which  the  Banks  will have extended to Borrower  various  credit  facilities for the purposes of acquiring, constructing, equipping, furnishing and operating an ethanol production facility to be located in Pottawattamie County, Iowa.

     B. IDED has previously extended credit to Borrower, which credit is secured in part by a security interest in certain assets of Borrower.

     C. As a condition to extending the various  credit  facilities to Borrower, the Banks have  required the execution of this Lien  Subordination  Agreement by
IDED.

                                      TERMS

     NOW,  THEREFORE,  Borrower and IDED in consideration of and to induce Banks to extend credit to Borrower and other good and valuable consideration, do hereby agree with Banks as follows:

     1. IDED Security Interest;  IDED Collateral.  IDED has previously  extended credit to  Borrower  (the "IDED  Loan"),  which  credit is secured by a security interest in those certain assets of Borrower specifically  identified in Exhibit
A hereto (the "IDED  Collateral"),  and evidenced by the  following  instrument, which is owned and held by IDED (the "IDED  Security  Interest"),  and which has been executed by Borrower:

Title of Instrument      Date Filed          Office Filed at           File #
-------------------      ----------          ------------------        ------
Financing Statement      November 21, 2006   Secretary of State        E797493
                                             State of Iowa

     2. Banks Debt; Banks Collateral.  The Banks have entered into that a Credit
Agreement  dated May 2,  2007,  with  Borrower  (together  with any  amendments, modifications,  renewals or extensions thereof, the "Credit Agreement") by which
the  Banks  have  agreed  to  provide  the  Borrower   with  certain   financial
accommodations.  The  obligations  of the Borrower from time to time owed to the
Banks under the Credit Agreement and related loan documents,

including,  without  limitation,  the principal amount of all debts,  claims and indebtedness,  accrued and unpaid  interest  and all fees,  costs and  expenses, whether primary,  secondary,  direct,  contingent,  fixed or otherwise,  whether before or after the filing of a proceeding  under the  Bankruptcy  Code together with any interest, fees or expenses accruing thereon after the commencement of a
Proceeding  is  hereafter  referred  to as the  "Bank  Debt."  The Bank  Debt is secured, in part, by all of the assets of Borrower, (the "Bank Collateral"),  as more  fully  described  and  attached  hereto as  Exhibit  B. Bank Debt shall be considered  to be  outstanding  whenever any loan  commitment  or loan under the
Credit Agreement is outstanding.

     3. Priority of Banks and IDED Liens and Security  Interests.  The following shall be the relative priority of the liens,  security  interests,  encumbrances and  claims  of the  Agent and IDED in the  collateral  regardless  of the date, manner,  time or order of  attachment,  perfection  or  recording  of the liens, security interests,  encumbrances or claims granted to either the Agent or IDED;
any provision of law or judicial  decision,  any term or condition  contained in the Credit Agreement or related loan documents or the IDED loan documents or any other term or condition  described in this Agreement;  whether the Agent or IDED holds possession of all or any part of the Bank Collateral;  or the commencement of any bankruptcy, insolvency or reorganization proceeding:

     a.   Bank  Collateral.  Agent shall have a first  priority  lien,  security interest,  encumbrance  and claim in the Bank Collateral to secure the
          Bank Debt with the exception of the IDED Collateral. IDED shall have a second priority lien, security interest,  encumbrance and claim to the
          Bank Collateral to secure the IDED Loan.

     b.   IDED  Collateral.  IDED shall  have a first  priority  lien,  security interest,  encumbrance  and claim in the IDED Collateral to secure the
          IDED Loan.  The Agent  shall  have a second  priority  lien,  security interest,  encumbrance  and claim to the IDED Collateral to secure the
          Bank Debt.

     4. Prohibited  Actions.  Except as provided in section 5 below, IDED agrees not to:

     a.   Demand  payment  or,  sue  for,  or  receive  all or any  part  of the
          Subordinated Lien.
     b.   Take any action against the IDED Security Interest.
     c.   Commence  or  participate  in  the  commencement  of  any  bankruptcy, insolvency, or reorganization  proceedings against Borrower to recover assets represented by the IDED Security Interest.

     5. IDED's  Right to Receive  Payment.  Notwithstanding  the  provisions  of section 4 above,  and so long as Borrower is not in default under the Bank Debt,
IDED may:

     a.   receive  regularly  scheduled  installments  of principal and interest under the Loan,
     b.   in the event of a default under IDED Loan as a judgment creditor, IDED may accelerate,  demand payment or, sue upon or otherwise exercise its rights and remedies under the IDED Loan and other  agreements  related to the Loan,  but IDED may not commence any action against any of IDED
          Security Interest for the duration of this Agreement.

     6. Duration.  This Subordination  Agreement commences on the date first set forth above and continues until:

     a.   the Bank Debt has been paid in full, or
     b.   the credit  extended is otherwise  ended  between the Borrower and the
          Banks, or
     c.   IDED Loan is canceled and the security  interest  created by the above described  financing  statement is formally  terminated  and no longer claimed by IDED.

     7. Notice of Default;  Repayment. Agent shall give prompt written notice to
IDED of any default of  Borrower in  obligations  of Borrower  under  agreements representing  the Bank Debt.  Agent shall also provide IDED with written notice:
a) of Borrower's payment in full of the Bank Debt, and b) if the credit extended is otherwise ended between Borrower and Banks.

     8. Binding  Effect.  This Agreement  shall be binding upon and inure to the benefit of the Parties hereto, their respective heirs, personal representatives, successors, and assigns.

     9.  Governing  Law.  This  Agreement  shall be governed by and construed in accordance with the laws of the State of Iowa.

     10.  Amendment.  This Agreement may only be changed by a written  amendment signed by the Parties.

IDED:
IOWA DEPARTMENT OF ECONOMIC DEVELOPMENT

/s/ Michael L. Tramontia
------------------------------------
By: Michael L. Tramontia
Its:  Director

AGENT:
AGSTAR FINANCIAL SERVICES, PCA, as Agent

/s/ Ron Monson
-----------------------------------
By: Ron Monson
Its:  Vice President

                          BORROWER'S ACKNOWLEDGMENT OF
                          LIEN SUBORDINATION AGREEMENT

     Borrower  hereby  acknowledges  receipt  of a copy  of the  foregoing  Lien
Subordination  Agreement and agrees that it will be bound by all the  provisions thereof  (including  making  payment on the Loan).  Borrower  agrees to mark its records to reflect the existence of this Agreement.

BORROWER:
SOUTHWEST IOWA RENEWABLE ENERGY, LLC,
an Iowa limited liability company

/s/ Karol King
-----------------------------------
By: Karol King
Its:  Chairman

                                    EXHIBIT A

                                 IDED COLLATERAL

                   Rolling stock to the extent of $200,000.00.

                                    EXHIBIT B
                              BANK DEBT COLLATERAL

Iowa Real Property:

TRACT A
A parcel of land being a portion of the East One Half of Section  31, T74 North,
R43 West of the Fifth Principal Meridian, Pottawattamie County, Iowa, more fully described as follows:

Beginning at the North  quarter  corner of said Sec. 31;  thence along the North line of said Sec. 31, South 88 Degrees, 17 Minutes 16 Seconds East, 2270.71 feet to a point on the Westerly right-of-way line of Interstate 29: thence along said
Westerly right-of-way line, the following seven (7) courses:
1. South 00 Degrees 45 Minutes 10 Seconds West, 468.19 feet;
2. South 00 Degrees 41 Minutes  04  Seconds  East,  200.06  feet;
3. South 00 Degrees 44 Minutes 56 Seconds  West,  1964.84  feet;
4. South 00 Degrees 45 Minutes 02 Seconds  West, 1635.16  feet;
5. South 01 Degree 13 Minutes 56 Seconds  West,  593.52 feet;
6. South 00 Degrees 07 Minutes 12 Seconds East, 353.62 feet;
7. South 01 Degree 49 Minutes  08  Seconds  West,  50.00 feet to a point on the
Southerly  line of said Sec. 31;  thence  along said  Southerly  line,  North 88
Degrees 10 Minutes 52 Seconds West,  2276.52 feet to the South quarter corner of said Sec. 31; thence along the North-South  centerline of said Sec. 31, North 00
Degrees 45 Minutes 27 Seconds East,  2629.84 feet to the center of said Sec. 31, thence continuing along said North-South centerline, North 00 Degrees 46 Minutes
14 Seconds East, 2631.10 feet to the point of beginning.

TRACT B-1
Parcel  "A" of the SW1/4  SE1/4 of Sec.  19,  T74N,  R 43W of the 5th  Principal
Meridian,  Pottawattamie  County,  Iowa,  being more fully described as follows:
Commencing at the NW corner of said SW1/4 SE1/4;  thence along the North line of said SW1/4  SE1/4,  South 88 Degrees  15 Minutes 27 Seconds  East a distance  of
113.56 feet to the true point of beginning;  thence  continuing along said North line South 88 Degrees 15 Minutes 27 Seconds East a distance of 200 feet;  thence
South 12 Degrees 06 Minutes 23 Seconds  East a distance of 549.14  feet;  thence
South 77 Degrees 46 Minutes 56 Seconds  West a distance of 204.39  feet;  thence
South 68 Degrees 35 Minutes 49 Seconds West a distance of 105.34 feet to a point on the East right of way line of Mosquito Creek Drainage District No. 22; thence along said East right of way line,  North 01 Degree 34 Minutes 53 Seconds West a distance of 624.94 feet to the true point of beginning.

TRACT B-2
A tract of land  located in the SW1/4 SE1/4 in Sec.  18,  T74N,  R43W of the 5th
Principal Meridian, Pottawattamie County, Iowa, more fully described as follows:
Commencing  at the SE corner of said Sec. 18; thence South 89 Degrees 44 Minutes
04 Seconds West along the South line of said Sec. 18 a distance of 1,573.21 feet to the point of  beginning;  thence  continuing  South 89  Degrees 44 Minutes 04
Seconds West along the South line of said

Sec. 18 a distance of 242.14 feet to a point on the  Easterly  right of way line of Mosquito Creek  Drainage  District No. 22; thence North 31 Degrees 26 Minutes
27 Seconds East along said Easterly right of way line a distance of 317.26 feet;
thence  South 58 Degrees 33 Minutes 33 Seconds  East a distance of 206.00  feet;
thence South 31 Degrees 26 Minutes 27 Seconds West and parallel to said Easterly right of way line a distance of 190.00 feet to the point of beginning.

Other Collateral of the Borrower:

     All  Accounts  and  other  rights  to  payment  whether  or not  earned  by performance,  and including, but not limited to, payment for property sold, leased,  rented,  licensed  or  assigned  or  services  rendered  or  to be
     rendered;  Goods;  Farm  Products;   Fixtures,  Chattel  Paper;  Inventory;
     Equipment;  Instruments;  Investment Property; Documents; Deposit Accounts;
     Commodity Accounts;  Commercial Tort Claims,  Securities  Accounts,  Money;
     Letter-of-Credit   Rights;   General   Intangibles;   Payment  Intangibles;
     Software;  Supporting  Obligations;  and to the extent not  included in the foregoing  as  original  collateral,  the  Proceeds  and  Products  of  the foregoing.

     All  payments,  rights to payment  whether  or not  earned by  performance,
     Accounts, General Intangibles and benefits,  including, but not limited to, payments in kind,  deficiency  payments,  letters of  entitlement,  storage payments, emergency assistance,  diversion payments, production flexibility contracts,  contract reserve payments,  ethanol incentive funds,  bioenergy programs, under or from any preexisting, current or future federal or state government  program  and, to the extent not  included in the  foregoing  as original collateral, the Proceeds and Products of the foregoing.

     All books and records pertaining to the foregoing.